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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                           FORM 8-K/A
                         Amendment No. 1


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 3, 1997


                      TOTAL CONTAINMENT, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                0-23454           23-2394872
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)


422 Business Center, A130 North Dr., Oaks, PA           19456
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (610) 666-7777


                              N/A
(Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements:  NONE

     (b)  Exhibit:

          16 Accountants' letter received by the Registrant pursuant to Item 304(a)(3) of Regulation S-K.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TOTAL CONTAINMENT, INC.


Dated:  December 15, 1997          /s/  Pierre Desjardins
                                   Pierre Desjardins
                                   President and Chief Executive
                                   Officer
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                          EXHIBIT INDEX

Exhibit Number           Description

     16                  Accountants' letter received by the
                         Registrant pursuant to Item 304(a)(3) of Regulation S-K.